                          SERVICING CERTIFICATE                          PAGE 5
-------------------------------------------------------------------------------

MLCC MORTGAGE INVESTORS, INC.
SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996B

PASS-THROUGH RATES CURRENT DISTRIBUTION:
CLASS A CERTIFICATES, SERIES 1996B           LIBOR + 0.40%      5.77500%
CLASS B CERTIFICATES, SERIES 1996B           LIBOR + 1.25%      6.62500%

Current Collection Period:  01-Nov-96 to 30-Nov-96
P & S Agreement Date:                    01-Jun-96

                           Current
                          ---------
Original Closing Date:    27-Jun-96
DISTRIBUTION DATE:        16-DEC-96
Days in Accrual Period    30
                          15-Nov-96
                          14-Dec-96


                       Weighted Avg Mtg Rate (WAC)                  7.53386%
LIBOR       5.37500%   Weighted Avg Net Mtg Rate (Alt. Rate)        7.15386%

   ---------------------------------------------------------------------------------------------------------------------------
 1       Beginning Pool Principal Balance                                                                       460,685,277.36
 2       Beginning Pool Balance Factor                                                                              94.614962%
   ---------------------------------------------------------------------------------------------------------------------------

 3       Beginning Class A Principal Balance                                                                    449,729,907.36
 4       Beginning Class B Principal Balance                                                                     10,955,370.00
   ---------------------------------------------------------------------------------------------------------------------------

 5       Aggregate of all Monthly Principal Payments                                          (P&S 5.08i   )              0.00
 6       Aggregate of all Principal Prepayments Received                                      (P&S 5.08i   )      6,807,251.93
 7       Aggregate of any Net Liquidation Proceeds Received                                   (P&S 5.08iii )              0.00
 8       Aggregate of any Insurance Proceeds Received                                         (P&S 5.08iv  )              0.00
 9       Aggregate of any Awards or Settlements From Condemnation Proceedings                 (P&S 5.08v   )              0.00
10       Aggregate of any Proceeds From Repurchased Mortgage Loans                            (P&S 5.08vi  )              0.00
11       Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
           Insurance Policy                                                                   (P&S 5.08vii )              0.00
12       Aggregate of any Revenues From Foreclosure or Deed Net of any Advances               (P&S 5.08viii )             0.00
13       Current Principal Advances                                                                                       0.00
14       Current Servicer Principal Reimbursements                                                                        0.00
15       Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                    6,807,251.93
16       Unrecovered Principal Amounts (Liquidation Loss)                                                                 0.00
17       Aggregate of all Interest Payments Received                                          (P&S 5.08ii  )      2,649,328.91
18       Current Servicing Fee                                                                (P&S 5.08ii  )         57,689.13
19       Monthly Interest Advance (Recovery) based on Delinquent Accounts                     (P&S 6.02vii )        242,952.89
19 i.    Current Servicer Interest Advance (Recovery)                                                               242,952.89
20       Scheduled Formula Principal Distribution Amount (5+13-14)                                                        0.00
21       Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                     6,807,251.93
22       Total Interest Available For Distribution (17-18+19i)                                                    2,834,592.67
23       Total Funds Available For Distribution (15+22)                                                           9,641,844.60

         ---------------------------------------------------------------------------------------------------------------------
24       Formula Principal Distribution Amount  (Lines 20 + 21)                                                   6,807,251.93
         ---------------------------------------------------------------------------------------------------------------------
                                                                                  WATERFALL
25 i.    Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                    (P&S 6.02i   )             97.62%
   ii.   Class A Percentage  x  Scheduled Formula Principal Distribution Amount
           (Line 20)                                                                                                      0.00
   iii.  Class A Prepayment Percentage                                                                                  100.00%
   iv.   Class A Prepayment Percentage  x  Unscheduled Formula Principal
           Distribution Amount                                                                                    6,807,251.93
   v.    Class A Total Distribution Allocable to Principal                            2                           6,807,251.93
   vi.   Class A Recovered Principal Amount                                                                               0.00
   vii   Class A Unrecovered Principal Amount                                         7                                   0.00

26 i.    Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)      1       (P&S 6.02ii  )      2,164,325.18
   ii.   Class A Interest Formula Distribution Amount  (26iii. + 26iv.)                       (P&S 6.02ii  )      2,164,325.18
   iii.  Class A Current Interest  (pass-through rate x A's upb)                              (P&S 6.02ii  )      2,164,325.18
   iv.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                       (P&S 6.02iii  )             0.00

   v.    Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                       (P&S 6.02iii  )             0.00
   vi.   Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. > 0:
           min of 26i. and 26iv.)                                                             (P&S 6.02iii  )             0.00
   viii. Class A Interest Shortfall  (26ii. - 26i.)                                           (P&S 6.02iii  )             0.00
   ---------------------------------------------------------------------------------------------------------------------------

27 i     Current Certificate Insurance Premium                                        3                              49,907.57
   ii.   Reimbursement Amount                                                         4       (P&S 6.02vi  )              0.00
   iii.  Total Amount to Certificate Insurer                                                                         49,907.57
   ---------------------------------------------------------------------------------------------------------------------------

28 i     Subordinated Percentage                                                              (P&S 6.02i   )              2.38%
   ii    Subordinated Percentage of Scheduled Formula Principal Distribution
           Amount                                                                                                         0.00
   iii.  Subordinated Prepayment Percentage                                                                               0.00%
   iv.   Subordinated Prepayment Percentage of Unscheduled Formula Principal
           Distribution Amount                                                                                            0.00
   v.    Class B Total Distribution Allocable to Principal                            8                                   0.00
   vi.   Class B Recovered Loss Amount                                                9                                   0.00
   vii   Class B Unrecovered Loss Amount                                                                                  0.00

29 i     Class B Total Distribution Allocable to Interest                             6       (P&S 6.02ii  )         60,482.77
   ii.   Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                      (P&S 6.02ii  )         60,482.77
   iii.  Class B Current Interest (pass-through rate x B's upb)                               (P&S 6.02iii  )        60,482.77
   iv.   Class B Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                       (P&S 6.02iii  )             0.00

   v.    Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)
   vi.   Class A Unpaid Interest Shortfall included in 26i.  (when 29iii. > 0:
         min of 29i. and 29iv.)                                                                                           0.00
   viii. Class A Interest Shortfall  (29ii. - 29i.)                                                                       0.00
   ---------------------------------------------------------------------------------------------------------------------------

30 i.    Cumulative Master Servicer Advanced Interest                                         (P&S 6.02v   )      1,825,805.81
   ii.   Cumulative Master Servicer Advanced Principal                                                                    0.00
   ---------------------------------------------------------------------------------------------------------------------------

31 i.    Beginning Reserve Fund Balance                                                       (P&S 6.06   )         250,000.00
   ii.   Current Reserve Fund Deposit                                                 5                                   0.00
   iii   Current Reserve Fund Advances                                                                                    0.00
   iv.   Ending Reserve Fund Balance (required amount = $250,000)                                                   250,000.00
   ---------------------------------------------------------------------------------------------------------------------------

32 i.    Available Excess Interest                                                                                  559,877.15
   ii.   Distribution Account Shortfall                                                       (P&S 6.02xvi)               0.00
   iii   Class R Distribution Amount For Such Distribution Date                      10                             559,877.15
   ---------------------------------------------------------------------------------------------------------------------------

33 i.    Ending Pool Principal Balance                                                        (P&S 6.02vii)     453,878,025.43
   ii.   Ending Pool Balance Factor                                                                                  93.216897%
   ---------------------------------------------------------------------------------------------------------------------------

34       Ending Class A Principal Balance                                                                       442,922,655.43
35       Ending Class B Principal Balance                                                                        10,955,370.00
   =========================================================================================================================--

                     STATEMENT TO CERTIFICATEHOLDERS                     PAGE 6
-------------------------------------------------------------------------------
MLCC MORTGAGE INVESTORS, INC.
SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996B

PASS-THROUGH RATES CURRENT DISTRIBUTION:
CLASS A CERTIFICATES, SERIES 1996B       LIBOR + 0.40%      5.77500%
CLASS B CERTIFICATES, SERIES 1996B       LIBOR + 1.25%      6.62500%

Current Collection Period: 01-Nov-96 to 30-Nov-96

                  LIBOR=       5.3750%
Original Closing Date:                 27-Jun-96
DISTRIBUTION DATE:                     16-DEC-96


      Weighted Avg Net Mtg Rate (Alt. Rate)           7.15386%


         ---------------------------------------------------------------------------------------------------------
 1 i.    Class A Total Distribution Allocable to Principal                                               14.302453
   ii.   Class A Percentage  x  Scheduled Formula Principal Distribution Amount
          (Line 20)                                                                                       0.000000
   iii.  Class A Prepayment Percentage  x  Unscheduled Formula Principal
           Distribution Amount                                                                           14.302453
   iv    Class A Recovered Principal Amount                                                               0.000000
   v     Class A Unrecovered Principal Amount                                                             0.000000

 2 i.    Class A Total Distribution Allocable to Interest  (min of: 26ii. or 23)                          4.547380
   ii.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                                   4.547380
   iii.  Class A Unpaid Interest Shortfall included in 26i.  (when 26iii. > 0:
           min of 26i. and 26iv.)                                                                         0.000000
   iv    Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                                   0.000000

         ---------------------------------------------------------------------------------------------------------

 3 i.    Class B Total Distribution Allocable to Principal                                                0.000000
   ii.   Subordinated Percentage of Scheduled Formula Principal Distribution
           Amount                                                                                         0.000000
   iii.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
           Distribution Amount                                                                            0.000000
   iv    Class B Recovered Loss Amount                                                                    0.000000
   v     Class B Unrecovered Loss Amount                                                                  0.000000

 4 i.    Class B Total Distribution Allocable to Interest                                                 5.520833
   ii.   Class B Interest Formula Distribution Amount (29iii.  +  29iv.)                                  5.520833
   iii.  Class B Current Interest (pass-through rate x B's upb)                                           5.520833
   iv    Class B Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                                   0.000000
         ---------------------------------------------------------------------------------------------------------

 5       Ending Pool Principal Balance                                                              453,878,025.43
 6       Ending Pool Balance Factor                                                                      93.216897%

 7       Ending Class A Principal Balance                                                           442,922,655.43
 8       Ending Class B Principal Balance                                                            10,955,370.00
         ---------------------------------------------------------------------------------------------------------

 9 i.    Current Master Servicer Advanced (Recovered) Interest                                          242,952.89
   ii.   Current Master Servicer Advanced (Recovered) Principal                                               0.00
   iii.  Current Trustee Advanced Interest                                                                    0.00
   iv    Current Trustee Advanced Principal                                                                   0.00
   v     Additional Servicing Compensation                                        (P&S 6.02ix  )              0.00
   vi    Amount of Servicing Advances Paid by Master Servicer                     (P&S 6.02 x  )              0.00
   vii   Formula Principal Amount & Unrecovered Principal Amounts                 (P&S 6.02iv  )              0.00
   viii  Amount of Delinquencies of Mortgage Loans                                                      114,695.66
   ix    CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:  15-JAN-97                                          0.00000%
   x     CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:  15-JAN-97                                          0.00000%
         ---------------------------------------------------------------------------------------------------------

10 i     Number of Mortgage Loans 30 to 59 Days Delinquent                                                      18
   ii    Aggregate Principal Balances of Mortgage Loans 30 to 59 Days
           Delinquent                                                                                 10,048,834.81
11 i     Number of Mortgage Loans 60 to 89 Days Delinquent                                                       0
   ii    Aggregate Principal Balances of Mortgage Loans 60 to 89 Days
           Delinquent                                                                                         0.00
12 i     Number of Mortgage Loans 90 or More Days Delinquent                                                     3
   ii    Aggregate Principal Balances of Mortgage Loans 90 or More Days
           Delinquent                                                                                 1,884,527.98
13 i     Number of Mortgage Loans in Foreclosure                                                                 0
   ii    Aggregate Principal Balances of Mortgage Loans in Foreclosure                                        0.00

14       Book Value of Real Estate Acquired Through Foreclosure or Grant of a
           Deed                                                                                               0.00
15       Aggregate Net Liquidation Losses from Liquidated Mortgage Loans          (P&S 6.02xiii)              0.00
         ---------------------------------------------------------------------------------------------------------